STOCK PLEDGE AND SECURITY AGREEMENT

     Stock Pledge and Security Agreement (this "Pledge Agreement"), dated as of the 1 day of August , 1999, by SIGNAL APPAREL COMPANY, INC., having an office at 500 Seventh Avenue, Seventh Floor, New York, New York 10018 ("Pledgor"), to and in favor of GMAC COMMERCIAL CREDIT LLC, successor-in-interest by merger to BNY FINANCIAL CORPORATION, having an office at 1290 Avenue of the Americas, Third Floor, New York, New York 10104, Attention: Mr. Frank Imperato, SVP, Loan Administration , for itself as a Lender and as Agent for the Lenders pursuant to the Credit Agreement referred to below ("Pledgee").

                              W I T N E S S E T H:

     WHEREAS,   Pledgor  and  Pledgee  have   entered  into  certain   financing
arrangements, pursuant to certain financing agreements, including, without limitation the Credit Agreement, dated March 12, 1999 (as amended and supplemented, the "Credit Agreement") and certain notes, instruments, guaranties and other agreements executed and/or delivered in connection therewith (all of the foregoing, together with the Credit Agreement, as the same now exists or may hereafter be amended, restated, renewed, extended, replaced, supplemented or otherwise modified, collectively, the "Agreements");

     WHEREAS, Pledgor is now the direct and beneficial owner of those Series A Preferred shares of capital stock of the Former Subsidiary as are more particularly described on Schedule A hereto (the "Pledged Securities"); and

     WHEREAS, Pledgor has agreed to secure the payment and performance of its Obligations under the Agreements, by (i) executing and delivering to Pledgee this Pledge Agreement, (ii) delivering to Pledgee the Pledged Securities which are registered in the name of Pledgor, together with appropriate powers duly executed in blank by Pledgor, and (iii) delivering to Pledgee any and all other documents which Pledgee deems necessary to protect Pledgee's interests hereunder;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, Pledgor hereby agrees as follows:

     1.   CERTAIN DEFINITIONS

     As used above and elsewhere in this Pledge Agreement the following terms shall have the following meanings (all terms defined in the Uniform Commercial Code which are not otherwise defined herein or in the Credit Agreement, shall have the meanings set forth therein):

          (a) "Issuers" shall mean and include each and every issuer of the Pledged Securities.

          (b) "Former Subsidiary" shall mean GIDI Holdings, Inc., an Illinois corporation, and a former wholly owned subsidiary of Pledgor.

          (c) "Pledged Property" shall mean and include the (i) Pledged Securities, together with all cash dividends, stock dividends, redemptions, stock, securities options, substitutions, exchanges and other distributions now or hereafter distributed by any of the Issuers with respect to the Pledged Securities hereinafter be delivered into the possession of Pledgee,
     (ii) Pledgor's records with respect to the foregoing, and (iii) the proceeds of all of the foregoing.

          (b) Credit Agreement Terms. Terms used herein which are defined in the Credit Agreement and are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

     2.   PLEDGE AND GRANT OF SECURITY INTEREST

     As security for the prompt and unconditional payment and performance when due of its Obligations to Pledgee, Pledgor hereby pledges, hypothecates, assigns, transfers and sets over to Pledgee, the Pledged Property, and grants to Pledgee a continuing security interest in the Pledged Property and the proceeds thereof.

     3.   REPRESENTATIONS, COVENANTS AND WARRANTIES

     Pledgor hereby covenants, represents and warrants, that:

          (a) The Pledged Securities are authorized, validly issued, fully paid and non-assessable capital stock of the respective Issuer, constitute Pledgor's entire interest in the Issuer and constitute all of the issued and outstanding shares of Series A Preferred capital stock of the Former Subsidiary held in the respect of the Issuer;

          (b) The Pledged Property is directly, legally and beneficially owned by Pledgor free and clear of all claims, liens, pledges and encumbrances of any kind, nature or description, except in favor of Pledgee;

          (c) The Pledged Property is not subject to any restrictions relative to the transfer thereof and Pledgor has the right to transfer and hypothecate the Pledged Property free and clear of any liens, encumbrances or restrictions, except as otherwise provided herein;

          (d) The Pledged Property is duly and validly pledged to Pledgee and no consent or approval of any governmental or regulatory authority or of any securities exchange or the like, nor any consent or approval of any other third party is necessary to the validity of this Pledge Agreement which has not been obtained and a copy of which has not been furnished to Pledgee;

          (e) During the term of this Pledge Agreement, if Pledgor shall receive, have registered in its name or become entitled to receive or acquire, or have registered in its name any stock certificate, option, or right with respect to the securities of any Issuer (including without limitation, any certificate representing a dividend or a distribution or exchange of or in connection with any reclassification of the Pledged Securities) whether as an addition to, in substitution of, or in exchange for any of the Pledged Property or otherwise, Pledgor agrees to accept same as Pledgee's agent, to hold same in trust for Pledgee and to deliver same forthwith to Pledgee or Pledgee's agent or bailee in the form received, with the endorsement(s) of Pledgor where necessary and/or appropriate powers and/or assignments duly executed to be held by Pledgee or Pledgee's agent or bailee subject to the terms hereof, or if any of the foregoing is uncertificated, register same with the Pledgee's security interest noted therein as further security for Pledgor's Obligations to Pledgee;

          (f) During the term of this Pledge Agreement, Pledgor shall not directly or indirectly sell, assign, transfer, or otherwise dispose of, or grant any option with respect to the Pledged Property, nor shall Pledgor create, incur or permit any further pledge, hypothecation, encumbrance, lien, mortgage or security interest with respect to the Pledged Property;

          (g) So long as no default has occurred and is continuing, Pledgor shall have the right to vote and exercise all corporate rights and to receive cash dividends or real or personal property distributed by any Issuer with respect to the Pledged Securities, provided that any stock of any Issuer, or any options with respect to stock of any Issuer, so distributed shall be subject to the security interest therein of Pledgee, as provided in subparagraph (e) above; and

          (h) All additional shares, options, warrants, rights or other securities acquired by Pledgor during the term of this Pledge Agreement in respect of the Issuers, are made and shall remain part of the Pledged Property, subject to the first priority security interest granted herein and during such term, Pledgor shall not accept or receive the same from any Issuer, directly or indirectly, except subject to the foregoing requirement and neither shall Pledgor issue, sell, grant, assign, transfer or otherwise dispose of, any additional shares of capital stock of the Issuer or any option or warrant with respect to, or other right or security convertible into, any additional shares of capital stock of such Issuer, now or hereafter authorized, but Pledgor shall deliver the same to Pledgee, to be also held subject to the terms and conditions herein.

     4.   EVENTS OF DEFAULT

     The occurrence of any default under the Credit Agreement shall constitute a "default" under this Pledge Agreement.

     5.   REMEDIES AFTER DEFAULT

     Immediately upon the occurrence of a default, and during the continuance thereof, in addition to all other rights and remedies of Pledgee, whether provided under law, the Credit Agreement or otherwise, Pledgee shall have the following rights and remedies which may be exercised without notice to, or consent by, the Pledgor, except as such notice or consent is expressly provided for hereunder:

          (a) Pledgee, at its option, shall be empowered to exercise its continuing right to instruct the Issuers (or the appropriate transfer agent of the Pledged Securities) to register any or all of the Pledged Property in the name of Pledgee or in the name of Pledgee's nominee and Pledgee may complete, in any manner Pledgee may deem expedient, any and all stock powers, assignments or other documents heretofore or hereafter executed in blank by Pledgor and delivered to Pledgee and, in furtherance of the foregoing, Pledgor shall execute and deliver to Pledgee together herewith a Special Power of Attorney in the form of EXHIBIT 1 hereto. After said instruction, and without further notice, Pledgee may exercise all voting and corporate rights with respect to the Pledged Securities and may exercise any and all rights of conversion, redemption, exchange, subscription or any other rights, privileges, or options pertaining to any shares of the Pledged Securities as if Pledgee were the absolute owner thereof, including without limitation, the right to exchange, at its discretion, any and all of the Pledged Securities upon any merger, consolidation, reorganization, recapitalization or other readjustment with respect thereto. Upon the exercise of any such rights, privileges or options by Pledgee, Pledgee shall have the right to deposit and deliver any and all of the Pledged Securities to any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as Pledgee may determine, all without liability, except (i) for the gross negligence of or willful misconduct of Pledgee, and (ii) to account for property actually received by Pledgee. However, Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in doing so.

          (b) In addition to all of the rights and remedies of a secured party under the Uniform Commercial Code or other applicable law, Pledgee shall have the right, at any time and without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Pledgor, or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the extent permitted by law), to proceed forthwith to collect, redeem, receive, appropriate, sell, or otherwise dispose of and deliver the Pledged Property or any part thereof in one or more lots at public or private sale or sales at any exchange, brokers board or at any of Pledgee's offices or elsewhere at such prices and on such terms as Pledgee may deem best. The foregoing disposition(s) may be for cash or on credit or for future delivery without assumption of any credit risk by Pledgee, with Pledgee having the right to purchase all or any part of said Pledged Property so sold at any such sale or sales, public or private, free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived or released by Pledgor. The proceeds of any such collection, redemption, recovery, receipt, appropriation, realization or sale, after deducting all costs and expenses of every kind incurred relative thereto or incidental to the care, safekeeping or otherwise of any and all Pledged Property or in any way relating to the rights of Pledgee hereunder (including, without limitation, appraisal, accountants, and attorneys' fees and legal expenses whether or not due) shall be applied in accordance with the Credit Agreement. Pledgor agrees that five (5) days prior notice by Pledgee, sent by certified mail, postage prepaid, designating the date after which a private sale may take place or a public auction may be held, is reasonable notification of such matters.

          (c) Pledgor recognizes that Pledgee may be unable to effect a public sale of all or part of the Pledged Property by reason of certain prohibitions contained in the Securities Act of 1933, as amended, as now or hereafter in effect or in applicable Blue Sky or other state securities law, as now or hereafter in effect, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Pledged Property for their own account for investment and not with a view to the distribution or resale thereof. If at the time of any sale of the Pledged Property or any part thereof, the same shall not, be effectively registered (if required) under the Securities Act of 1933 (or other applicable state securities law), as then in effect, Pledgee in its sole and absolute discretion is authorized to sell the Pledged Property, or such part thereof, by private sale in such manner and under such circumstances as Pledgee or its counsel may deem necessary or advisable in order that such sale may legally be effected without registration. Pledgor acknowledges and agrees that private sales so made may be at prices and other terms less favorable to the seller than if the Pledged Property were sold at public sale, and that Pledgee has no obligation to delay the sale of any Pledged Property for the period of time necessary to permit the Issuer of the Pledged Property, even if such Issuer would agree, to register the Pledged Property for public sale under such applicable securities laws. Pledgor acknowledges and agrees that any private sales made under the foregoing circumstances shall be deemed to have been in a commercially reasonable manner.

          (d) All of the Pledgee's rights and remedies, including but not limited to the foregoing and those otherwise arising under this Pledge Agreement, the Credit Agreement, the instruments and securities comprising the Pledged Property, applicable law or otherwise, shall be cumulative and not exclusive and shall be enforceable alternatively, successively or concurrently as Pledgee may deem expedient. No failure or delay on the part of Pledgee in exercising any of its options, powers or rights or partial or single exercise thereof, shall constitute a waiver of such option, power or right.

     6.   FURTHER ASSURANCES

     Pledgor agrees that at any time, and from time to time, upon the request of Pledgee, Pledgor will execute and deliver such further documents, including but not limited to stock powers, or other appropriate instruments of transfer in form reasonably satisfactory to counsel for Pledgee, and will take or cause to be taken such further acts as Pledgee may reasonably request in order to effect the purposes of this Pledge Agreement and perfect or continue the perfection of the security interest in the Pledged Property granted to Pledgee hereunder, in conformity with applicable law.

     7.   MISCELLANEOUS

     (a) Beyond the exercise of reasonable care to assure the safe custody of the Pledged Property while held by Pledgee hereunder, Pledgee or Pledgee's agent or bailee shall have no duty or liability to protect or preserve any rights pertaining thereto and shall be relieved of all responsibility for the Pledged Property upon surrendering it to Pledgor. Upon the termination of the Credit Agreement and the indefeasible payment in full of Pledgor's Obligations to Pledgee this Agreement shall terminate and Pledgee shall execute and deliver all instruments as may be necessary or proper to return or release its security interest in the Pledged Property.

     (b) No course of dealing between Pledgor and Pledgee, nor any failure or delay by Pledgee to exercise any right, power or privilege under this Pledge Agreement, the Credit Agreement or under any of the other documents or agreements between Pledgor and Pledgee, shall operate as a waiver hereof or thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver of any provision of this Pledge Agreement shall be effective unless the same shall be in writing and signed by Pledgee, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

     (c) This Pledge Agreement may not be changed, modified or amended, in whole or in part, except by a writing signed by Pledgor and Pledgee.

     (d) The provisions of this Pledge Agreement are severable, and if any clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall attach only to such clause or provision in any such jurisdiction or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in this Pledge Agreement in any jurisdiction.

     (e) THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT WHETHER ARISING OUT OF, UNDER OR BY REASON OF THIS PLEDGE AGREEMENT OR THE PLEDGED PROPERTY.

     (f) This Pledge Agreement shall inure to the benefit of Pledgor and Pledgee and their respective successors and assigns permitted under the Credit
Agreement, and shall be binding upon Pledgor and its successors and assigns permitted under the Credit Agreement until all of the Pledgor's Obligations to Pledgee have been indefeasibly paid in full.

     (g) In the event any term or provision of this Pledge Agreement conflicts with any term or provision of the Credit Agreement, such term or provision of the Credit Agreement shall control.

     8.   GOVERNING LAW

     This Pledge Agreement and the obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York, without regard to the conflicts of law principles of said State.

     9.   JURISDICTION

     Pledgor hereby expressly submits and irrevocably consents in advance to the nonexclusive jurisdiction of the Supreme Court of the State of New York for the County of New York, and of the United States District Court for the Southern District of New York to hear and determine any claims or disputes pertaining directly or indirectly to this Pledge Agreement or to any matter arising therefrom in any such action or proceeding and Pledgor waives any objection based on forum non conveniens and any objection to venue in connection therewith. In any such litigation, Pledgor waives personal service of the summons and complaint, or other process or notice of motion or other application or papers issued therein, and agrees that service of such summons and complaint, or other process or papers shall be made inside or outside the State of New York by registered or certified mail, return receipt requested, addressed to Pledgor at its address set forth above, together with simultaneous delivery of a copy thereof to Pledgor's counsel, or in such other manner as may be permissible under the rules of said Courts.

     IN WITNESS WHEREOF, the undersigned has caused these presents to be duly executed and delivered on the day and year first above written.

                                        PLEDGOR:


                                        SIGNAL APPAREL COMPANY, INC.


                                        By:  /s/  Robert J. Powell
                                             ----------------------------------
                                        Title:    Vice President

                                   SCHEDULE A

                               PLEDGED SECURITIES


                              Class               Certificate         Number
Issuer                        of Stock            Number              of Shares
------                        --------            ------              ---------
GIDI Holdings, Inc.           Series A
                              Preferred                                35

                                    EXHIBIT 1

                            SPECIAL POWER OF ATTORNEY


STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )

     KNOW ALL MEN BY THESE PRESENTS, that SIGNAL APPAREL COMPANY, INC., having an office at 500 Seventh Avenue, Seventh Floor, New York, New York 10018 (hereinafter "Pledgor"), hereby appoints and constitutes GMAC COMMERCIAL CREDIT LLC, successor-in-interest by merger to BNY FINANCIAL CORPORATION, for itself as a Lender and as Agent for the Lenders (hereinafter "Pledgee") pursuant to the Revolving Credit, Term Loan and Security Agreement between Pledgor and Pledgee dated March 12, 1999, as amended and supplemented, and each officer of Pledgee, its true and lawful attorney, with full power of substitution and with full power and authority to perform the following acts on behalf of Pledgor at any time after the occurrence and during the continuance of a default under the Pledge Agreement (as hereinafter defined):

     1. Execution and delivery of any and all agreements, documents, instruments of assignment, or other papers which Pledgee in its reasonable discretion, deems necessary or advisable for the purpose of assigning, selling, or otherwise disposing of all of the right, title, and interest of Pledgor in and to the Pledged Securities, as defined in the Pledge Agreement, together with all cash dividends, stock dividends, redemptions, securities or substitutions, exchanges or other distributions now or hereafter pledged, assigned or otherwise transferred to Pledgee by Pledgor in respect of the Pledged Securities and all registrations, recordings, reissues, extensions, and renewals thereof, or for the purpose of recording, registering and filing of, or accomplishing any other formality with respect to the foregoing.

     2.   Execution  and  delivery  of  any  and  all   documents,   statements,
certificates or other papers which Pledgee in its sole discretion, deems necessary or advisable to further the purposes described in paragraph 1 hereof.

     This Power of Attorney, being a power coupled with an interest, is made pursuant to a Stock Pledge and Security Agreement between Pledgor and Pledgee dated of even date herewith (the "Pledge Agreement") and may not be revoked until indefeasible payment in full of all Pledgor's "Obligations", as such term is defined in the Pledge Agreement.


Dated as of ________________, 1999


                                        PLEDGOR:
                                        SIGNAL APPAREL COMPANY, INC.

                                        By:  __________________________________


                                        Title: ________________________________

                COLLATERAL ASSIGNMENT OF STOCK PURCHASE AGREEMENT

     COLLATERAL ASSIGNMENT, made as of this 1 day of August, 1999, by SIGNAL APPAREL COMPANY, INC., having an office at 501 Seventh Avenue, Seventh Floor, New York, New York 10018 (the "Client") in favor of GMAC COMMERCIAL CREDIT LLC, successor-in-interest by merger to BNY FINANCIAL CORPORATION, as Agent and as Lender pursuant to the Credit Agreement referred to below, having offices at 1290 Avenue of the Americas, Third Floor, New York, New York 10104, Attention:
Mr. Frank Imperato, SVP, Loan Administration Department (the "Secured Party").

                              W I T N E S S E T H:

     WHEREAS, Secured Party has heretofore entered into certain financing arrangements with Client, pursuant to certain financing agreements, including but not limited to that certain Revolving Credit, Term Loan and Security Agreement dated March 12, 1999 by and between Secured Party, as a Lender and as Agent for the Lenders thereunder, and Client, as amended and supplemented and related agreements and documentation, each by and between Client and BNYFC (the "Credit Agreement") and other related documents, agreements, instruments, guaranties or notes granting collateral security or creating or evidencing indebtedness executed and/or delivered in connection therewith or related thereto, including, but not limited to the Factoring Agreement (as therein defined) and this Collateral Assignment of Stock Purchase Agreement (all of the foregoing, as the same may now exist or hereafter be amended, modified or supplemented, together with the Credit Agreement, are collectively referred to herein as the "Agreements"); and

     WHEREAS, Client and John W. Prutch, an executive officer and director of Client, have heretofore entered into or contemplate entering into that certain Stock Purchase Agreement dated as of July 31, 1999, providing for, among other things, the sale (the "Stock Sale") of all of the common stock by Client held in GIDI Holdings, Inc. ("GIDI "), one of its wholly owned subsidiaries, to John W. Prutch, an executive officer and director of Client (said Stock Purchase Agreement as the same may now exist or hereafter be amended, modified or supplemented, is hereinafter referred to as the "Contract"), a true and complete copy of which is annexed hereto and made a part hereof as Exhibit A; and

     WHEREAS, pursuant to the Contract and the Stock Sale, Client shall receive from GIDI : (a) thirty five (35) shares of Series A Preferred Stock, with a stated value of $10,000.00 per share (the ""GIDI Preferred Stock"); and (b) certain other payments, distributions and/or entitlements thereunder from time to time, due and to become due in relation to the transactions therein described, which may be both cash and non-cash (collectively, "Payments"); and

     WHEREAS, the execution and delivery of the Contract and/or the Stock Sale, as well as the receipt by the Client of the GIDI Preferred Stock and the other Payments in connection therewith, may breach certain provisions of the Credit Agreement and on or about the date hereof, the Client has accordingly requested Secured Party to execute and deliver a waiver (the "GIDI Waiver") in respect of any such breaches and the Secured Party is willing to provide the GIDI Waiver, subject to the execution and delivery by the Client of this Collateral Assignment of

Stock Purchase Agreement and a Stock Pledge Agreement, whereby the GIDI Preferred Stock shall be pledged by the Client to the Secured Party as further collateral security for all Obligations (as defined herein) of the Client,

     NOW, THEREFORE, in order to induce Secured Party to enter into the GIDI Waiver, and in consideration thereof, Client hereby agrees in favor of Secured Party as follows:

     1.   GRANT OF SECURITY INTEREST

     The Client hereby confirms that all existing and future rights to receive the Payments, profits and other entitlements and/or amounts covered by this Collateral Assignment of Stock Purchase Agreement are included within and form and part of the Collateral consisting of General Intangibles in which a security interest has heretofore been granted by the Client to the Secured Party pursuant to the Credit Agreement. Without limiting the foregoing, as security for the prompt and unconditional payment when due of each and every one of the "Obligations", Client hereby grants, assigns, transfers and sets over to Secured Party and grants Secured Party a continuing security interest in and lien upon all of Client's right, title and interest in and to the Contract, including, but not limited to: (a) all of Client's right, title and interest in and to Payments, profits and other entitlements and/or amounts with respect to the Contract and/or the GIDI Preferred Stock; and (b) all other monies now or hereafter payable to Client arising from any sale, subcontract, cancellation, termination, assignment or other disposition of the Contract and/or the GIDI Preferred Stock (all of the foregoing are collectively referred to herein as the "Collateral").

     2.   OBLIGATIONS SECURED

     The assignment and security interest granted to Secured Party hereunder shall secure the prompt and indefeasible payment and performance of any and all "Obligations", as such quoted term is defined in the Credit Agreement.

     3.   REPRESENTATIONS, COVENANTS AND WARRANTIES

     Client, covenants, represents and warrants that:

          (a) Client's rights under the Contract and to the GIDI Preferred Stock are free and clear of all claims, liens, pledges and encumbrances of any kind, nature or description, except for those granted to Secured Party hereunder.

          (b) The Contract and the GIDI Preferred Stock are each not subject to any restrictions relative to the transfer thereof and Client has the right to transfer, assign and encumber its interest in the Contract and the GIDI Preferred Stock in favor of Secured Party.

          (c) Until all of the Obligations have been indefeasibly paid and satisfied in full, Client shall not directly or indirectly further sell, assign, transfer or otherwise further dispose of the Contract , the GIDI Preferred Stock or any part or rights thereof (except for the mandatory redemption of stock by GIDI as specified in the Contract, the proceeds of which are also included within this Assignment), nor shall Client create, incur or permit any further pledge, encumbrance, lien, mortgage or security interest with respect to the Contract, the GIDI Preferred Stock, or any part or rights thereof.

          (d) Until the Obligations have been indefeasibly paid and satisfied in full, Client will not consent to or enter into any alteration, amendment, termination or cancellation of the Contract and/or the GIDI Preferred Stock without first having obtained the written consent of Secured Party.

          (e) Until the Obligations have been indefeasibly paid and satisfied in full, (i) Client hereby assigns, transfers and sets over to Secured Party,
     (ii) Secured Party may receive for application to the Obligations in such manner as Secured Party may determine in its sole discretion, and (iii) Client hereby authorizes and directs each of John W. Prutch and GIDI and each of John W. Prutch and GIDI hereby agree, to remit directly to Secured Party, any and all of the Collateral, including, but not limited to, all Payments, proceeds, profits and distributions to which Client would be otherwise entitled to under the terms of the Contract, by reason of the GIDI Preferred Stock, or otherwise.

          (f) In furtherance of the assignment and security interest hereunder, Client hereby grants to Secured Party the right, at Secured Party's option and at all times and from time to time, to enforce any of the conditions, covenants or agreements contained in the Contract, the GIDI Preferred Stock. or otherwise, and to do anything that Client would have the right to do under the Contract, or in respect of the GIDI Preferred Stock, in the absence of this Assignment; provided, however, that nothing contained herein shall or shall be deemed to otherwise obligate Secured Party to take or forebear from taking any action which Client may be entitled or required to take or not take, or shall be deemed, absent the occurrence of an Event of Default and Secured Party's enforcement of any of its rights and/or remedies under or in connection with any of the Agreements, to prohibit Client from taking any such action in its own right.

     4.   FURTHER ASSURANCES

     Client agrees that, at any time and from time to time, upon written request of Secured Party, Client will execute and deliver such further documents and take such action as shall be reasonably necessary to effectuate the purposes of this Assignment.

     5.   MISCELLANEOUS

     (a) Neither the acceptance of this Assignment by Secured Party, nor any provision hereof, nor the exercise of any right hereunder, shall constitute an assumption by Secured Party of any obligation of Client under the Contract, in respect of any GIDI Preferred Stock, or otherwise.

     (b) No course of dealing between Secured Party and Client, nor any failure or delay by Secured Party to exercise any right, power, or privilege hereunder or under any other agreements, instruments and documents executed and delivered in connection therewith shall operate as a waiver hereof or thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     (c) The provisions of this Assignment are severable, and if any clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall attach only to such clause or provision in such jurisdiction or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in this Assignment in any such jurisdiction.

     (d) In the event of any conflict between the terms and provisions of this Assignment and the terms and provisions of the Credit Agreement, the terms and provisions of the Credit Agreement shall control.

     (e) All notices, requests and demands to or upon Client or Secured Party shall be in writing and shall be deemed to have been duly given or made: if by hand, immediately upon delivery; if by telex or telegram, immediately upon sending; if by express mail or any other overnight delivery service, one (1) day after dispatch; and if mailed by certified mail, return receipt requested, five
(5) days after mailing. All notices, requests and demands are to be given or made to the respective parties at the addresses indicated above (or to such other addresses as either Client or Secured Party may designate by notice in accordance with the provisions of this paragraph).

     (f) Any failure or delay be Secured Party to require strict performance by Client of any of the provisions, warranties, terms, and conditions contained herein or in any other agreement, document, or instrument shall not affect Secured Party's right to demand strict compliance and performance therewith, and any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto, and whether of the same or different type.

     (g) This Assignment may not be terminated, modified, altered or limited orally, but only by an instrument in writing, signed by an officer of Secured Party and by an Officer of Client.

     6.   SUCCESSORS AND ASSIGNS

     This Assignment shall inure to the benefit of Secured Party and its successors and assigns, and shall be binding upon Client, and Client's successors and assigns, until all of the Obligations have been indefeasibly paid in full.

     7.   JURY TRIAL WAIVER AND CHOICE OF LAW

     (a) CLIENT AGREES THAT ALL ACTIONS AND PROCEEDINGS RELATING DIRECTLY OR INDIRECTLY TO THIS ASSIGNMENT OR ANY OF THE OTHER RELATED AGREEMENTS OR ANY
OBLIGATION SHALL BE LITIGATED IN THE FEDERAL DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK OR, AT SECURED PARTY'S OPTION, IN ANY OTHER COURTS LOCATED IN NEW YORK STATE OR ELSEWHERE AS SECURED PARTY MAY SELECT AND THAT SUCH COURTS ARE CONVENIENT FORUMS AND CLIENT SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS. CLIENT HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT OR OTHER PROCESS OR PAPERS TO BE ISSUED THEREIN AND HEREBY AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS MAY BE MADE BY

REGISTERED  OR  CERTIFIED  MAIL  ADDRESSED  TO CLIENT AT THE  ADDRESS  APPEARING
HEREIN.

     (b) THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICTS OF LAWS PRINCIPLES. ALL TERMS USED HEREIN, UNLESS OTHERWISE DEFINED HEREIN, SHALL HAVE THE MEANINGS GIVEN IN THE NEW YORK UNIFORM COMMERCIAL CODE.

     (c) TO THE EXTENT LEGALLY PERMISSIBLE, BOTH CLIENT AND SECURED PARTY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY LITIGATION RELATING TO TRANSACTIONS UNDER THIS ASSIGNMENT, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

     IN WITNESS WHEREOF, the Client has caused these presents to be duly executed and delivered the day and year first above written.


                                        SIGNAL  APPAREL COMPANY, INC.


                                        By:  /s/  Robert J. Powell
                                             ---------------------------------
                                        Title:    Vice President